EXECUTIVE SERVICES AGREEMENT

THIS AGREEMENT is dated for reference of the 4th day of April 2012 (the “Effective Date”).

AMONG:

GREENLITE VENTURES INC., a Nevada corporation having its head office at Suite 201, 810 Peace Portal Drive, Blaine WA 98230

(the "Company")

OF THE FIRST PART

AND:

BLUEWATER ADVISORY GROUP, LLC, a California, limited liability company having its head office at #2 Skyline Circle, Santa Barbara, CA 93109

("BlueWater")

     OF THE SECOND PART

AND:

BRYAN G. CRANE, an individual having an address at #2 Skyline Circle, Santa Barbara, CA 93109

(the “Executive")

OF THE THIRD PART

WHEREAS:

A.          The Company desires to retain BlueWater to provide the services of the Executive to act as Vice President and as a director of the Company.

B.          The Executive has agreed to act as Vice President and as a director of the Company and to provide his services to the Company on the terms and subject to the conditions of this Agreement.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.          ENGAGEMENT AS AN EXECUTIVE

1.1        The Company hereby engages BlueWater to provide the services of the Executive (as defined in Section 3) in accordance with the terms and conditions of this Agreement, and BlueWater hereby accepts such engagement, and the Executive hereby agrees to provide his services to the Company, as a principal of BlueWater, in order to enable BlueWater to provide the Executive Services in accordance with the terms and conditions of this Agreement.

1.2        BlueWater shall not provide the services of any other persons in substitution of the Executive and his services.

2.          TERM OF THIS AGREEMENT

2.1        The Agreement shall become effective and begin as of the Effective Date, and shall continue until terminated in accordance with the terms of this Agreement (the “Term”).

3.          EXECUTIVE SERVICES

3.1        The Executive agrees to act as Vice President and as a director and to perform such other duties and observe such instructions as may be reasonably assigned from time to time by or on behalf of the Board of Directors of the Company, provided such duties are within the scope of the Company’s business (the “Executive Services”).

3.2        Notwithstanding Section 3.1, nothing in this Agreement shall limit The Executive’s ability to continue to provide, through BlueWater, consulting services to third party clients that are not in competition with the Company, so long as such services do not interfere with the Executive’s ability to provide the Executive Services under this Agreement.

3.3        BlueWater and the Executive will at all times be an independent contractor and BlueWater and the Executive will not be deemed to be an employee of the Company. BlueWater will be responsible for all taxes or deductions as required to be remitted in BlueWater’s country of domicile.

4.          EXECUTIVE REMUNERATION

4.1        The Company shall pay BlueWater a fee in consideration of the provision of the Executive Services of US $2,000 per month (the “Fee").

4.2        The Fee shall be payable by the Company to BlueWater on the first business day of each month during the term of the Agreement.

4.3        The Company may cease payment of the Fee to BlueWater if the Executive fails to provide the Executive Services to the Company.

4.4        The Company shall issue to BlueWater 500,000 shares of the Company’s common stock.

4.5        The Company shall grant the Executive an incentive option under the Company’s 2012 Stock Option Plan to purchase 400,000 shares of the Company’s common stock at a price of $0.10 per share for a period of two years from the date of grant of the option.

4.6        BlueWater and the Executive represent that they are both “accredited investors” as that term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933.

4.7        BlueWater and the Executive acknowledge that the shares to be issued under this Agreement and any shares issued on exercise of options will be restricted securities and will bear the following restrictive legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

5.          REIMBURSEMENT OF EXPENSES

5.1        Upon submission of proper receipts in accordance with the Company's expense reimbursement policies and procedures as may exist from time to time, the Company will reimburse BlueWater or the Executive for all normal and reasonable travel, and other expenses incurred by BlueWater and the Executive during the Term in performance of the Executive Services.

6.               TERMINATION

6.1        The Company may terminate this Agreement:

(a)	at any time upon thirty (30) days written notice; or

(b)	without notice upon the occurrence of any of the following events of default (each an “Event of Default”):

	(i)	BlueWater’s or the Executive’s commission of an act of fraud, theft or embezzlement or other similar willful misconduct;

	(ii)	the neglect or breach by BlueWater or the Executive of material obligations or agreements under this Agreement;

	(iii)	BlueWater’s or the Executive’s refusal to follow lawful directives of the Board of Directors of the Company; or

	(iv)	BlueWater or the Executive being unwilling or unable to perform the services to be performed under the terms of this Agreement.

6.2        BlueWater or the Executive may terminate this Agreement at any time following the first six (6) months of this agreement upon thirty (30) days written notice.

7.          PARTIES BENEFITED; ASSIGNMENTS

7.1        This Agreement shall be binding upon, and inure to the benefit of, BlueWater and the Executive, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by BlueWater or the Executive without the express written consent of the Company.

8          NOTICES

8.1        Any notice required or permitted to be given under this Agreement shall be in writing and may be delivered personally or by telex or telecopier, or by prepaid registered post addressed to the parties at the above-mentioned addresses or at such other address of which notice may be given by either of such parties. Any notice shall be deemed to have been received, if personally delivered or by telex or telecopier, on the date of delivery and, if mailed as aforesaid, then on the seventh business day after and excluding the day of mailing.

9.          GOVERNING LAW

9.1        This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

10.        REPRESENTATIONS AND WARRANTIES

10.1      BlueWater represents and warrants to the Company that (a) BlueWater and the Executive are under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of their duties hereunder or other rights of Company hereunder, and (b) the Executive is under no physical or mental disability that would hinder the performance of his duties under this Agreement.

11.        MISCELLANEOUS

11.1      This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

11.2      This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

11.3      No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

11.4      A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

11.5      This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

11.6      The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

11.7      This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as 4th day of April 2012.

GREENLITE VENTURES INC.
by its authorized signatory:

/s/ Howard Thomson
HOWARD THOMSON,
Chief Executive Officer and President

BLUEWATER ADVISORY GROUP, LLC
by its authorized signatory:

/s/ Bryan G. Crane
Bryan G. Crane

/s/ Bryan G. Crane
BRYAN G. CRANE